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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2000

                              NetOptix Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000-11309                                          04-2526583
(Commission File Number)                      (IRS Employer Identification No.)


     Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts 01566
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

On January 26, 2000, NetOptix Corporation (the "Company") reported financial results for its first quarter fiscal year 2000.

On January 31, 2000, the Company announced that it sold its women's health businesses and related assets to CooperSurgical, Inc. a unit of The Cooper Companies, Inc., for a purchase price of approximately $10 million cash. The proceeds will be used to reduce debt and to fund research and development activities and additional production for the Company's Dense Wavelength Division Multiplexer (DWDM) business.

On February 1, 2000, NetOptix Corporation announced the appointment of Ralf Faber as President of the Company, succeeding Gerhard R. Andlinger, who continues as Chairman of the Board and Chief Executive Officer.

Three press releases, dated January 26, 2000, January 31, 2000 and February 1, 2000, describing each of these items are attached hereto as Exhibits 99.1, 99.2 and 99.6.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         EXHIBIT
          NUMBER    EXHIBIT TITLE
         --------   -------------

          99.1      Press Release dated January 26, 2000

          99.2      Press Release dated January 31, 2000

          99.3 Stock and Asset Purchase Agreement among The Cooper Companies, Inc., CooperSurgical Acquisition Corp., and NetOptix Corporation, Leisegang Medical, Inc., Galenica Inc. and Leisegang Feinmechanik-Optik GmbH dated as of December 14, 1999 (See Table of Contents for list of omitted exhibits and schedules.)

                    The Registrant hereby agrees to provide the Commission, upon request, with copies of the omitted exhibits and schedules.

          99.4 Stock and Asset Purchase Agreement Amended and Restated Schedules dated January 31, 2000

                    The Registrant hereby agrees to provide the Commission, upon request, with copies of any omitted attachment to the schedules.

          99.5 Amendment No. 1 to Stock and Asset Purchase Agreement dated as of January 28, 2000

          99.6      Press Release dated February 1, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NetOptix Corporation

                                   By: /s/ Gerhard R. Andlinger
                                      ---------------------------------
                                       Gerhard R. Andlinger
                                       Chairman of the Board
                                       and Chief Executive Officer


Date:  February 4, 2000


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER     EXHIBIT TITLE
         -------    -------------

          99.1      Press Release dated January 26, 2000

          99.2      Press Release dated January 31, 2000

          99.3 Stock and Asset Purchase Agreement among The Cooper Companies, Inc., CooperSurgical Acquisition Corp., and NetOptix Corporation, Leisegang Medical, Inc., Galenica Inc. and Leisegang Feinmechanik-Optik GmbH dated as of December 14, 1999 (See Table of Contents for list of omitted exhibits and schedules.)

                    The Registrant hereby agrees to provide the Commission, upon request, with copies of the omitted exhibits and schedules.

          99.4 Stock and Asset Purchase Agreement Amended and Restated Schedules dated January 31, 2000

                    The Registrant hereby agrees to provide the Commission, upon request, with copies of any omitted attachments to the schedules.

          99.5 Amendment No. 1 to Stock and Asset Purchase Agreement dated as of January 28, 2000

          99.6      Press Release dated February 1, 2000